UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2024

LINDBLAD EXPEDITIONS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35898	27-4749725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

96 Morton Street, 9th Floor, New York, New York	10014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (212) 261-9000

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.0001 per share	LIND	The NASDAQ Stock Market LLC

Securities registered pursuant to Section 12(g) of the Act:
None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers

On July 15, 2024, Bernard W. Aronson, an independent member of the Board of Directors, announced his retirement from the Board of Directors of Lindblad Expeditions Holdings, Inc., a Delaware corporation (the “Company”) effective immediately. The Company thanks Mr. Aronson for his service on the Board and wishes him well in his retirement.

On July 15, 2024, the Company appointed two additional independent directors, Ms. Annette Reavis and Mr. Andrew “Andy” Stuart. With Mr. Aronson’s retirement, the expansion of the Board to provide an additional Board seat, and Ms. Reavis’s and Mr. Stuart’s appointment to the Board, the Lindblad Expeditions Board will have eleven members. Ms. Reavis and Mr. Stuart will stand for election by shareholders at the Company’s 2025 Annual Meeting of Stockholders.

Ms. Reavis. currently serves as Chief People Officer for CrossFit, LLC, where she serves as a prominent human resources leader and business partner. Throughout her career, Ms. Reavis has served as a strategic partner for business and people operations, policies and organization design. During her decade with Meta, Ms. Reavis served as VP of Human Resources / HR Business Partner, playing an integral role in the company’s growth from 1,400 to over 40,000 employees.

Mr. Stuart is a recognized cruise industry veteran who most recently served as advisor to the President and Chief Executive Officer of Norwegian Cruise Line Holdings Ltd. (“Norwegian Cruise Lines”). Prior to advising the President and Chief Executive Officer of Norwegian Cruise Lines, Mr. Stuart served as President and Chief Executive Officer and several other executive level positions over his 31-year tenure at Norwegian Cruise Lines and was instrumental in many of the company’s significant achievements and innovations. Mr. Stuart has also served as Chairman of the Cruise Lines International Association and on the Board of Directors of Global Ports Holding.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the resolutions duly adopted by the Board of Directors of the Company, effective immediately prior to the appointment of directors on July 15, 2024, the Company’s Bylaws were amended to set the number of directors at eleven.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 3.1	Amended Bylaws
Exhibit 99.1	Press Release dated July 18, 2024
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINDBLAD EXPEDITIONS HOLDINGS, INC. (registrant)

July 18, 2024	By:	/s/ Dyson L. Dryden
Dyson L. Dryden, Interim Chief Financial Officer